Exhibit 10.1

Execution Version

JOINDER AND AMENDMENT TO

SERIES E PREFERRED STOCK PURCHASE AGREEMENT

THIS JOINDER AND AMENDMENT TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 12th day of March, 2010 by and among The Princeton Review, Inc., a Delaware corporation (the “Company”), the investors set forth on the signature pages hereto as “New Investors” (the “New Investors”), and the investors set forth on the signature pages hereto as the “Existing Investors” (the “Existing Investors”). Terms used and not otherwise defined herein shall have the meanings set forth in the Series E Preferred Stock Purchase Agreement by and among the Company and the Existing Investors, dated as of December 7, 2009 (the “Series E Purchase Agreement”).

RECITALS

WHEREAS, the Company and the Existing Investors entered into the Series E Purchase Agreement, providing for the purchase and sale of 94,000 shares of the Company’s Series E Non-Convertible Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”);

WHEREAS, the Existing Investors constitute the holders of at least eighty-five percent (85%) of the New Preferred Stock, as required for amendment or waiver of the Series E Purchase Agreement pursuant to Section 13.1 thereof (the “Required Holders”); and

WHEREAS, the Company and the Existing Investors desire to amend certain provisions of the Series E Purchase Agreement to, among other things, provide for the purchase by the New Investors at an Additional Closing (as defined in the Series E Purchase Agreement as amended hereby) of an aggregate of 10,000 additional shares of Series E Preferred Stock and join the New Investors thereto.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to the Series E Purchase Agreement. Pursuant to Section 13.1 thereof, the Series E Purchase Agreement is hereby amended as follows:

1.1. Section 1. The number “98,275” shall be deleted and replaced with “108,275”.

1.2. Section 3. Section 3.1 shall be amended and restated as follows:

“3.1 Closings.

(a) The initial closing (the “Closing”) with respect to the transaction contemplated in Section 2 hereof shall take place at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts simultaneously with the closing of the Acquisition, or at such other time and place as the Company and Purchasers may agree (the “Closing Date”). At the Closing, the Company shall deliver to each Purchaser certificates representing the Series E Preferred Stock which such Purchaser is purchasing at the Closing as set forth on Schedule I attached hereto, registered in the name of such Purchaser, against delivery to the Company by such Purchaser of a wire transfer and/or shares of Series C Preferred Stock (as the case may be) in the amount of the Purchase Price therefor.

(b) Following the Closing, an additional closing (the “Additional Closing”) with respect to the transaction contemplated in Section 2 hereof shall take place at such other time and place as the Company and Purchasers may agree, but in no event shall such Additional Closing occur after March 31, 2010 (the “Additional Closing Date”). At the Additional Closing, the Company shall deliver to each Purchaser certificates representing the Series E Preferred Stock which such Purchaser is purchasing at the Additional Closing as set forth on Schedule I attached hereto (the Additional Shares”), registered in the name of such Purchaser, against delivery to the Company by such Purchaser of a wire transfer in the amount of the Purchase Price therefor.”

1.3. Section 7.9. The following shall be added after the fourth sentence of Section 7.9:

“In the event that an Affiliate of Camden Partners Strategic Fund IV, L.P. and Camden Partners Strategic Fund IV-A, L.P. (together, “Camden”) is not a member of, or an observer to, the Board, and so long as Camden and its Affiliates collectively own at least twenty percent (20%) of the aggregate number of shares of New Preferred Stock originally purchased by them hereunder, the Company covenants and agrees that it will provide to Camden the privilege to appoint one (1) observer to the Board and all committees of the Board, provided that such observer designated by Camden shall be reasonably satisfactory to the Company.”

1.4. Section 7.14. The following shall be added as Section 7.14:

“Upon the earlier to occur of (i) conversion of all of the Additional Shares into shares of Series D Preferred Stock pursuant to the Series E Certificate of Designation or (ii) payment to all holders of Series E Preferred Stock in connection with any Liquidation Event (as defined in the Series E Certificate of Designation), the New Investors shall remit to the Company an aggregate of $208,219 in cash as payment for dividend shares deemed to have accrued on the Additional Shares from the Closing Date through, but not including, the

Additional Closing Date and converted into shares of Series D Preferred Stock pursuant to subsection (i) above or paid in cash or other transaction consideration pursuant to subsection (ii) above.”

1.5. Section 10. The following definitions shall be added:

““Additional Closing” has the meaning assigned to it in Section 3.1(b) hereof.”

““Additional Closing Date” has the meaning assigned to it in Section 3.1(b) hereof.”

““Additional Shares” has the meaning assigned to it in Section 3.1(b) hereof.”

1.6. Section 13.1. The first paragraph of Section 13.1 shall be amended and restated as follows:

“Upon the approval of the Company and the written consent of the Purchasers (a) with the right to acquire at least eighty-five percent (85%) of the Series E Preferred Stock prior to the Closing or (b) holding at least eighty-five percent (85%) of the New Preferred Stock following the Closing (the “Aggregate Holders”), (i) the obligations of the Company and the rights of the Purchasers under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and (ii) the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of any supplemental agreement or modifying in any manner the rights and obligations hereunder or thereunder of the Purchasers and/or the Company; provided, however, that, without a Purchaser’s consent, any such amendment or waiver shall not treat such Purchaser differently from any other Purchaser; and provided, further, that the rights granted to Camden pursuant to Section 7.9 shall not be amended or waived without the prior written consent of Camden and the rights granted to Falcon pursuant to Section 7.9 shall not be amended or waived without the prior written consent of Falcon. The Company shall deliver copies of such consent to any Purchasers who did not execute the same.”

1.7. Schedule I. Schedule I shall be amended and restated as set forth on Exhibit A hereto.

1.8. Additional Closing. A reference in the Series E Purchase Agreement to “Closing” or “Closings” shall include the Additional Closing.

2. Series E Purchase Agreement Joinder. Each New Investor hereby agrees, effective as of the date hereof, to become a party to the Series E Purchase Agreement, as amended hereby, and for all purposes of the Series E Purchase Agreement the New Investors shall be included within the term “Purchasers.” Each New Investor further confirms that the representations and warranties contained in Section 4 of the Series E Purchase Agreement are true and correct as of the date hereof with respect to such New Investor.

3. Conditions of Parties’ Obligations.

3.1. Conditions of the New Investors’ Obligations. In addition to the conditions set forth in Section 6.1 of the Series E Purchase Agreement, the effectiveness of this Agreement is subject to the fulfillment of the following conditions.

(a) Joinder and Amendment to Series E Preferred Stock Purchase Agreement. This Agreement shall have been executed and delivered by (i) the Company, (ii) the New Investors and (iii) the Required Holders.

(b) Joinder and Amendment to Amended and Restated Investor Rights Agreement. A Joinder and Amendment to Amended and Restated Investor Rights Agreement shall have been executed and delivered by (i) the Company, (ii) the New Investor and (iii) the holders of shares representing at least eighty-five (85%) of the outstanding shares of Restricted Stock (as defined therein).

(c) Amendment to Certificate of Designation of Series E Preferred Stock. The Company shall have filed an Amendment to the Certificate of Designation of the Series E Preferred Stock on or prior to the date hereof providing for an increase in the authorized shares of Series E Preferred Stock to 108,275.

(d) Amendment to Certificate of Designation of Series D Preferred Stock. The Company shall have filed an Amendment to the Certificate of Designation of the Series D Convertible Preferred Stock of the Company on or prior to the date hereof providing for the renunciation of certain corporate opportunities.

(e) Compliance Certificate. The Company shall have delivered to the New Investors a Compliance Certificate, executed by an officer of the Company, dated as of the date hereof to the effect that (i) except as otherwise disclosed in the Disclosure Schedule, the representations and warranties of the Company contained in Section 5 of the Series E Purchase Agreement are complete and accurate in all material respects as of the date of the Additional Closing and (ii) the Company has performed and complied in all material respects with all agreements, obligations and conditions contained in the Series E Purchase Agreement and in this Agreement that are required to be performed or complied with on or before the Additional Closing.

4. Prior Agreement. By execution of this Agreement, the Company and the Existing Investors executing the same, holding in the aggregate a sufficient number of shares of New Preferred Stock to amend the Series E Purchase Agreement in accordance with Section 13.1 thereof, hereby agree that the provisions set forth in the Series E Purchase Agreement are hereby amended as set forth herein, and hereby consent in all respects to the joinder of each New Investor to the Series E Purchase Agreement as a “Purchaser.” The Series E Purchase Agreement, as amended by this Agreement, contains the entire agreement among the parties with respect to the subject matter thereof and hereof and shall be read and construed together as a single agreement. Except to the extent amended hereby, all of the terms, provisions and conditions of the Series E Purchase Agreement are hereby ratified and confirmed and shall remain in full force and effect as of the date specified therein.

5. Miscellaneous.

5.1. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

5.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law principles.

5.3. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

5.4. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Series E Preferred Stock Purchase Agreement to be duly executed as of the day and year first above written.

THE COMPANY

THE PRINCETON REVIEW, INC.

By:	/s/ Stephen Richards
Name:	Stephen Richards
Title:	Chief Operating Officer and Chief Financial Officer

[Signature page to Joinder and Amendment to Series E Preferred Stock Purchase Agreement]

NEW INVESTORS:

CAMDEN PARTNERS STRATEGIC FUND IV, L.P.

By:	Camden Partners Strategic IV, LLC, its general partner
By:	Camden Partners Strategic Manager, LLC, its managing member

By:	/s/ David L. Warnock
Name:	David L. Warnock
Title:	Managing Member

CAMDEN PARTNERS STRATEGIC FUND IV-A, L.P.

By:	Camden Partners Strategic IV, LLC, its general partner
By:	Camden Partners Strategic Manager, LLC, its managing member

By:	/s/ David L. Warnock
Name:	David L. Warnock
Title:	Managing Member

[Signature page to Joinder and Amendment to Series E Preferred Stock Purchase Agreement]

EXISTING INVESTORS:

BAIN CAPITAL VENTURE FUND 2007, L.P.

By:	Bain Capital Venture Partners, L.P., its general partner
By:	Bain Capital Investors, LLC, its general partner

By:	/s/ Jeff Crisan
Name:	Jeff Crisan
Title:	Managing Director

BCVI-TPR INTEGRAL L.P.

By:	Bain Capital Venture Investors, LLC

By:	/s/ Jeff Crisan
Name:	Jeff Crisan
Title:	Managing Director

BCIP VENTURE ASSOCIATES

By:	Bain Capital Investors, LLC, its managing partner
By:	Bain Capital Venture Investors, LLC, its attorney-in-fact

By:	/s/ Jeff Crisan
Name:	Jeff Crisan
Title:	Managing Director

BCIP VENTURE ASSOCIATES-B

By:	Bain Capital Investors, LLC, its managing partner
By:	Bain Capital Venture Investors, LLC, its attorney-in-fact

By:	/s/ Jeff Crisan
Name:	Jeff Crisan
Title:	Managing Director

RGIP, LLC

By:	/s/ Ann L. Milner
Name:	Ann L. Milner
Title:	Managing Member

[Signature page to Joinder and Amendment to Series E Preferred Stock Purchase Agreement]

PRIDES CAPITAL FUND I LP

By:	Prides Capital Partners, L.L.C., its general partner

By:	/s/ Kevin A. Richardson II
Name:	Kevin A. Richardson II
Title:	Partner

[Signature page to Joinder and Amendment to Series E Preferred Stock Purchase Agreement]

FALCON STRATEGIC PARTNERS III, LP

By:	Falcon Strategic Investments III, LP, its general partner
By:	Falcon Strategic Investments GP III, LLC, its general partner

By:	/s/ Eric Rogoff
Name:	Eric Rogoff
Title:	Director

FALCON MEZZANINE PARTNERS II, LP

By:	Falcon Mezzanine Investments II, LLC, its general partner

By:	/s/ Eric Rogoff
Name:	Eric Rogoff
Title:	Director

FMP II CO-INVESTMENT, LLC

By:	/s/ Eric Rogoff
Name:	Eric Rogoff
Title:	Director

[Signature page to Joinder and Amendment to Series E Preferred Stock Purchase Agreement]

EXHIBIT A

SCHEDULE I

Purchaser	Shares of Series E Preferred Stock Purchased at the Closing	Shares of Series E Preferred Stock Purchased at the Additional Closing	Total Purchase Price	Consideration
				Cash	Shares of Series C Preferred Stock
Bain Capital Venture Fund 2007, L.P. c/o Bain Capital, LLC 111 Huntington Avenue Boston, MA 02199 Facsimile No: (617) 516-2010	31,153.5	—	$31,153,500	—	34,615

BCVI-TPR Integral L.P. c/o Bain Capital, LLC 111 Huntington Avenue Boston, MA 02199 Facsimile No: (617) 516-2010]	25,000	—	$25,000,000	$25,000,000	—

BCIP Venture Associates c/o Bain Capital, LLC 111 Huntington Avenue Boston, MA 02199 Facsimile No: (617) 516-2010	4,403.7	—	$4,403,700	—	4,893

BCIP Venture Associates-B c/o Bain Capital, LLC 111 Huntington Avenue Boston, MA 02199 Facsimile No: (617) 516-2010	82.8	—	$82,800	—	92

Prides Capital Fund I LP c/o Prides Capital Partners, L.L.C. 200 High Street, Suite 700 Boston, MA 02110 Facsimile No: (617) 778-9299	18,000	—	$18,000,000	—	20,000

RGIP, LLC c/o Ropes & Gray LLP One International Place Boston, MA 02110 Attn: Joel F. Freedman, Esq. Facsimile No: (617) 951-7050	360	—	$360,000	—	400

Falcon Strategic Partners III, LP c/o Falcon Investment Advisors, LLC 450 Park Avenue, Suite 1001 New York, NY 10022 Attn: John S. Schnabel Facsimile No: (212) 300-0299	12,714.3	—	$12,714,285.71	$12,714,285.71	—

Falcon Mezzanine Partners II, LP c/o Falcon Investment Advisors, LLC 450 Park Avenue, Suite 1001 New York, NY 10022 Attn: John S. Schnabel Facsimile No: (212) 300-0299	2,268.6	—	$2,268,571.43	$2,268,571.43	—

FMP II Co-Investment, LLC c/o Falcon Investment Advisors, LLC 450 Park Avenue, Suite 1001 New York, NY 10022 Attn: John S. Schnabel Facsimile No: (212) 300-0299	17.1	—	$17,142.86	$17,142.86	—

Camden Partners Strategic Fund IV, L.P. c/o Camden Partners 500 East Pratt Street, Suite 1200 Baltimore, MD 21202	—	9,533	$9,533,000	$9,533,000	—

Camden Partners Strategic Fund IV-A, L.P. c/o Camden Partners 500 East Pratt Street, Suite 1200 Baltimore, MD 21202	—	467	$467,000	$467,000	—